UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue

Suite 901

Boston, MA 02215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-320-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2025, Tango Therapeutics, Inc. (the “Company”) disclosed that its cash, cash equivalents and marketable securities as of December 31, 2024 totaled $257.9 million (unaudited). The information in this Item 2.02 does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024.

Item 7.01. Regulation FD Disclosure.

On January 13, 2025, the Company updated its corporate presentation to be used from time to time with investors, analysts and other third parties. A copy of the Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under Item 2.02 and 7.01, as well as Exhibit 99.1 to the Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section. Nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing, unless specifically stated so therein.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the Company’s anticipated financial results and cash runway. The use of words such as “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “anticipate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or “would” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement, including (i) the initiation, timing, progress, and cost of our research and development programs and our current and future preclinical studies and clinical trials (including combination clinical trials), enrollment and dosing in our clinical trials (including combination clinical trials), and the timing of initial and interim (and final) safety and efficacy or clinical activity data from our clinical trials may not take place in the timeframe that the Company expects; and (ii) we may be required to utilize our cash resources more quickly than we expect. These and other risks and uncertainties are described in additional detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K filed March 18, 2024 and its other filings made with the SEC from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Presentation, dated January 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2025

TANGO THERAPEUTICS, INC.

By:	/s/ Douglas Barry
Name: Douglas Barry
Title: General Counsel